Exhibit 99

VIACOM



FQ4 & FY'19 EARNINGS PRESS RELEASE | November 14, 2019

VIACOM REPORTS FOURTH QUARTER AND FULL YEAR RESULTS

- Grew Domestic Advertising Revenue 6% for the Quarter and 1% for the Full Year
- Achieved Domestic Affiliate Revenue Growth of 1% for Both the Quarter and Full Year
- Returned Paramount to Profitability, with Full Year Adjusted Operating Income Improvement of $117 Million
- Accelerated Viacom's Evolution with Continued Growth at Advanced Marketing Solutions – including Pluto TV – and Studio Production

STATEMENT FROM BOB BAKISH, PRESIDENT & CEO

"Our strong performance in the fourth quarter capped off a pivotal year for Viacom and reflects the successful execution of our strategic priorities to evolve the company for the future. We achieved several important milestones. First, we grew domestic ad sales for the full year, driven by the continued acceleration of Advanced Marketing Solutions. We also grew full year domestic affiliate revenue, driven by the extended reach of Viacom's distribution across more viewing platforms. And, for the first time in four years, we returned Paramount to full year profitability – a testament to the strength of our strategy and content slate. As we look to the future of a combined ViacomCBS, we're thrilled with the momentum we have to create one of the world's preeminent content companies."

FISCAL YEAR 2019 RESULTS

$ in millions, except per share amounts

	Quarter Ended September 30					Full Year Ended September 30				
GAAP	2019	2018	B/(W) %	FX IMPACT %	CONSTANT CURRENCY BASIS †	2019	2018	B/(W) %	FX IMPACT %	CONSTANT CURRENCY BASIS †
Revenues	$ 3,433	$ 3,485	(1)%	(1)%	- %	$ 12,838	$ 12,943	(1)%	(2)%	1 %
Operating income	530	646	(18)			2,462	2,572	(4)		
Net earnings from continuing operations attributable to Viacom	303	386	(22)			1,522	1,688	(10)		
Diluted EPS from continuing operations	0.75	0.96	(22)			3.77	4.19	(10)		
Non-GAAP†										
Adjusted operating income	$ 572	$ 671	(15)%	(3)%	(12)%	$ 2,716	$ 2,797	(3)%	(1)%	(2)%
Adjusted net earnings from continuing operations attributable to Viacom	321	400	(20)	(6)	(14)	1,641	1,659	(1)	(3)	2
Adjusted diluted EPS from continuing operations	0.79	0.99	(20)	(6)	(14)	4.06	4.12	(1)	(2)	1

† Non-GAAP measures referenced in this release are detailed in the Supplemental Disclosures at the end of this release.

2

FILMED ENTERTAINMENT

Paramount delivered three straight years of year-over-year adjusted operating income improvement and achieved full year profitability for the first time in four years.

FINANCIAL RESULTS

$ in millions

FQ4'19	TOTAL	B/(W)%	DOMESTIC	B/(W)%	INTERNATIONAL	B/(W)%
Revenues	$ 851	(14)%	$ 474	19 %	$ 377	(35)%
Theatrical	94	(72)	48	(56)	46	(80)
Home Entertainment	153	(3)	101	(2)	52	(4)
Licensing	550	26	284	92	266	(7)
Ancillary	54	(2)	41	-	13	(7)
Expenses	797	16				
Adjusted OI	$ 54	42 %				

FY'19	TOTAL	B/(W)%	DOMESTIC	B/(W)%	INTERNATIONAL	B/(W)%
Revenues	$ 3,079	1 %	$ 1,639	8 %	$ 1,440	(6)%
Theatrical	567	(18)	268	(19)	299	(18)
Home Entertainment	646	4	425	11	221	(8)
Licensing	1,606	5	776	18	830	(5)
Ancillary	260	33	170	20	90	70
Expenses	3,001	3				
Adjusted OI	$ 78	NM				

- Full year adjusted operating income grew by $117 million YOY.
  - For the quarter, adjusted OI increased 42% to $54 million.
- Full year revenue growth of 1% was principally driven by licensing and ancillary revenues, which were partially offset by lower theatrical revenue.
  - Licensing revenue increased by 5% for the full year and 26% for the quarter, driven by growth in TV production.
  - Ancillary revenue grew 33% for the full year, driven by higher licensing fees from international theme parks and a new music rights agreement.
  - Theatrical revenue declined reflecting the comparison to *Mission: Impossible – Fallout* in the prior year.

THREE CONSECUTIVE YEARS OF ADJUSTED OI IMPROVEMENT

Adjusted Operating Income

$ in Millions



$500M+ Improvement
+$100
$0
-$100
-$200
-$300
-$400
-$500
FY'16
FY'17
FY'18
FY'19

* All figures are presented on a reported basis as impact from foreign exchange is not material.
NM – Not Meaningful

VIACOM

FILMED ENTERTAINMENT 3 OPERATIONAL HIGHLIGHTS • During the quarter, Crawl and Dora and the Lost City of Gold performed well at the box office. − Crawl generated over $90 million worldwide. − Dora and the Lost City of Gold drove over $116 million worldwide. • Paramount’s fiscal year 2020 film slate is at 17 films versus 11 in the prior year. Playing with Fire − Looking forward, highly anticipated releases include A Quiet Place Part II, The Spongebob Movie: Sponge on the Run and Top Gun: Maverick. • Paramount Television continues to grow and deliver great content, with 26 shows ordered to or in production. − Third season of 13 Reasons Why premiered on Netflix in August. 13 Reasons Why − Looking For Alaska premiered on Hulu in October. − Second season of Tom Clancy’s Jack Ryan premiered on Amazon Prime Video in November. • Beyond its core business, Paramount expanded and reached new theme park licensing deals in London, Korea, China and the Middle East over the course of the fiscal year. Looking for Alaska Tom Clancy’s Jack Ryan

4

MEDIA NETWORKS

Viacom Media Networks achieved full year growth in domestic advertising and affiliate revenue, driven by continued acceleration in Advanced Marketing Solutions and advancement in Viacom's distribution strategy.

FINANCIAL RESULTS

$ in millions

FQ4'19	TOTAL	B/(W)%	FX IMPACT %	CONSTANT CURRENCY BASIS†	DOMESTIC	B/(W)%	INTERNATIONAL	B/(W)%	FX IMPACT %	CONSTANT CURRENCY BASIS†
Revenues	$ 2,614	4 %	(2)%	6 %	$ 2,028	3 %	$ 586	6 %	(9)%	15 %
Advertising	1,163	1	(3)	4	946	6	217	(14)	(12)	(2)
Affiliate	1,331	6	(2)	8	1,004	1	327	27	(7)	34
Consumer Products, Recreation & Live Events*	120	(1)	(2)	1	78	3	42	(7)	(5)	(2)
Expenses	2,017	(11)	2	(13)						
Adjusted OI	$ 597	(16)%	(3)%	(13)%						

FY'19	TOTAL	B/(W)%	FX IMPACT %	CONSTANT CURRENCY BASIS†	DOMESTIC	B/(W)%	INTERNATIONAL	B/(W)%	FX IMPACT %	CONSTANT CURRENCY BASIS†
Revenues	$ 9,883	(1)%	(2)%	1 %	$ 7,806	1 %	$ 2,077	(8)%	(10)%	2 %
Advertising	4,652	(2)	(3)	1	3,649	1	1,003	(13)	(13)	-
Affiliate	4,828	1	(1)	2	3,897	1	931	1	(7)	8
Consumer Products, Recreation & Live Events*	403	(12)	(2)	(10)	260	(6)	143	(21)	(5)	(16)
Expenses	6,943	(1)	3	(4)						
Adjusted OI	$ 2,940	(6)%	(1)%	(5)%						

- Driven by the continued success of Advanced Marketing Solutions (AMS), domestic advertising revenue grew 1% for the full year, representing its first full year of growth in six years.
  - AMS revenue grew 76% for the full year.
  - For the quarter, domestic advertising revenue grew 6%, benefiting from 83% growth in AMS revenue.
- Domestic affiliate revenue increased 1% for the full year and quarter, driven by higher OTT and studio production revenue and contractual rate increases, which were partially offset by subscriber declines.
- Viacom International Media Networks delivered strong revenue growth, benefiting from SVOD and studio production gains.
  - On a constant currency basis, international revenue grew 2% for the full year and 15% for the quarter. †
- Adjusted OI was impacted by investments in key growth initiatives, including Pluto TV and the launch of BET+.

SECOND STRAIGHT QUARTER OF GROWTH

Domestic Advertising Revenue

YOY Growth (%)


+6%
+6%
FQ1'19
FQ2'19
FQ3'19
FQ4'19
-3%
-2%

AMS FUELS DOMESTIC ADVERTISING GROWTH

Advanced Marketing Solutions Revenue

$ in Millions


+76%
$604
$343
FY'18
FY'19

* Beginning Q1 2019, Media Networks revenue components previously reported as Ancillary were renamed to Consumer Products, Recreation and Live Events. Furthermore, certain components previously reported as Ancillary were reclassified to Affiliate. Prior period amounts have been recast to conform to the current presentation.
† Non-GAAP measures referenced in this release are detailed in the Supplemental Disclosures at the end of this release.

VIACOM

5

MEDIA NETWORKS

OPERATIONAL HIGHLIGHTS

- Viewing performance in the quarter and year:
  - Domestic Media networks continued to gain audience share with the total portfolio up 2% YOY for the quarter and achieving growth for the full year.
  - Viacom owned more top 30 original cable series in the quarter than any other cable family among key demos.
  - Internationally, Telefe remained #1 in ratings, while Channel 5, MTV and Paramount Network International grew YOY share in the quarter.
- Licensing agreements:
  - Licensed *South Park* streaming rights to HBO Max, demonstrating the appeal and value of Viacom IP.
- Next generation platforms:
  - Viacom expanded its suite of streaming products, with the launch of BET+.
  - Viacom International Media Networks reached several new distribution deals for Viacom's owned and operated SVOD and mobile apps.
- Pluto TV continued to scale:
  - Monthly active users rose to approximately 20 million domestically, up nearly 70% this calendar year.*
  - Launched 43 new channels, including 24 Viacom-branded channels in the quarter.
  - Pluto Latino now has 22 channels with over 4,000 hours of Spanish and Portuguese programming.
- Studio production & live events:
  - Media Networks studio production continues to expand, with 17 domestic series ordered to or in production, up from 6 last year.
    - Nickelodeon Studios announced a new multi-year output deal to produce original animated films and series for Netflix.
  - Driven by Viacom Digital Studios, Viacom reached its highest ever social video consumption, rising to #5 in Tubular's Media & Entertainment ranking in September, up from 26 two years ago.
  - Viacom increased global live event attendance +14% to more than 4 million people for the fiscal year.

LEADERSHIP IN KEY DEMOS

P2-49	P2-11	P12-17	P18-34	P18-49	African Americans
#1	#1	#1	#1	#1	#1

Source: Nielsen Media
Note: English-speaking basic cable; Live+7.

CONTINUING TO GROW U.S. VIEWERSHIP SHARE

U.S. Networks Viewership FQ4 Share
YOY Growth (%)


TOTAL PORTFOLIO
+2%
Paramount NETWORK +9%
COMEDY CENTRAL +3%
MTV +1%

Source: Nielsen Media.
Note: English-speaking basic cable; Live+SD.

PLUTO TV

RAPIDLY SCALING PLUTO TV

Domestic Monthly Active Users*
In Millions


+67%
12
20
January 2019
November 2019

*1:1, no co-viewing multiplier applied

VIACOM

BALANCE SHEET & LIQUIDITY 6 Viacom continued to strengthen its balance sheet in FY 2019. • At September 30, 2019, gross debt † outstanding was $8.74 billion, a 13% Gross Debt Adjusted Gross Debt * $ in Millions $ in Millions reduction from September 30, 2018. Adjusted gross debt was $8.09 billion. $10,082 -13% • For the full year ended September 30, $8,738 $9,432 -14% 2019, net cash provided by operating $8,088 activities declined year-over-year to $1.58 billion and free cash flow declined to $1.38 billion, driven by higher cash taxes and lower operating income. 9/30/2018 9/30/2019 9/30/2018 9/30/2019 • Repaid $1.35 billion of senior notes and debentures, including $220 million that matured in September. Net Cash Provided Free Cash Flow † by Operating Activities $ in Millions $ in Millions $1,822 -14% -16% $1,576 $1,644 $1,382 FY’18 FY’19 FY’18 FY’19 * Adjusted Gross Debt reflects 50% equity credit applied by S&P and Fitch to $1.3B of hybrid securities, reducing gross debt by $650M. † Non-GAAP measures referenced in this release are detailed in the Supplemental Disclosures at the end of this release.

ABOUT VIACOM 7 Viacom creates entertainment experiences that drive conversation and culture around the world. Through television, film, digital media, live events, merchandise and solutions, our brands connect with diverse, young and young at heart audiences in more than 180 countries. For more information about Viacom and its businesses, visit www.viacom.com. Viacom may also use social media channels to communicate with its investors and the public about the company, its brands and other matters, and those communications could be deemed to be material information. Investors and others are encouraged to review posts on Viacom’s Twitter feed (twitter.com/viacom), Facebook page (facebook.com/viacom) and LinkedIn profile (linkedin.com/company/viacom). CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS This news release contains both historical and forward-looking statements. All statements that are not statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements reflect our current expectations concerning future results, objectives, plans and goals, and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause future results, performance or achievements to differ. These risks, uncertainties and other factors include, among others: technological developments, alternative content offerings and their effects in our markets and on consumer behavior; competition for content, audiences, advertising and distribution in a swiftly consolidating industry; the public acceptance of our brands, programs, films and other entertainment content on the various platforms on which they are distributed; the impact on our advertising revenues of declines in linear television viewing, deficiencies in audience measurement and advertising market conditions; the potential for loss of carriage or other reduction in the distribution of our content; evolving cybersecurity and similar risks; the failure, destruction or breach of our critical satellites or facilities; content theft; increased costs for programming, films and other rights; the loss of key talent; domestic and global political, economic and/or regulatory factors affecting our businesses generally; volatility in capital markets or a decrease in our debt ratings; a potential inability to realize the anticipated goals underlying our ongoing investments in new businesses, products, services and technologies; fluctuations in our results due to the timing, mix, number and availability of our films and other programming; potential conflicts of interest arising from our ownership structure with a controlling stockholder; the pending merger may not be completed on anticipated terms and timing; a condition to closing of the pending merger may not be satisfied; the anticipated tax treatment of the pending merger may not be obtained; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the pending merger; litigation relating to the pending merger against CBS Corporation (“CBS”), Viacom or their respective directors; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the pending merger; any negative effects of the announcement, pendency or consummation of the pending merger on the market price of CBS’ or Viacom’s common stock and on CBS’ or Viacom’s operating results; risks associated with third-party contracts containing consent and/or other provisions that may be triggered by the pending merger; the risks and costs associated with the integration of, and the ability of CBS and Viacom to integrate, the businesses successfully and to achieve anticipated synergies; the risk that disruptions from the pending merger will harm CBS’ or Viacom’s business, including current plans and operations; the ability of CBS or Viacom to retain and hire key personnel and uncertainties arising from leadership changes; legislative, regulatory and economic developments; and other factors described in our news releases and filings with the Securities and Exchange Commission (the “SEC”), including but not limited to our Form 10-K for the fiscal year ended September 30, 2019 and reports on Form 10-Q and Form 8-K. The forward-looking statements included in this news release are made only as of the date of this news release, and we do not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances. If applicable, reconciliations for any non-GAAP financial information contained in this news release are included in this news release or available on our website at ir.viacom.com.

IMPORTANT INFORMATION ABOUT THE PENDING MERGER BETWEEN CBS AND VIACOM AND WHERE TO FIND IT 8 In connection with the pending merger between CBS and Viacom, CBS has filed with the SEC a Registration Statement on Form S-4 (No. 333 234238) (the “Registration Statement”) that includes a joint consent solicitation statement of CBS and Viacom and that also constitutes a prospectus of CBS (the “joint consent solicitation statement / prospectus”). The Registration Statement was declared effective by the SEC on October 25, 2019. Viacom and CBS commenced mailing the definitive joint consent solicitation statement / prospectus to Viacom stockholders and CBS stockholders on or about October 28, 2019. This news release is not a substitute for the joint consent solicitation statement / prospectus or Registration Statement or any other document which CBS or Viacom may file with the SEC. INVESTORS AND SECURITY HOLDERS OF CBS AND VIACOM ARE URGED TO READ THE REGISTRATION STATEMENT, WHICH INCLUDES THE JOINT CONSENT SOLICITATION STATEMENT / PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement, which includes the joint consent solicitation statement / prospectus, and other documents filed with the SEC by CBS and Viacom through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of CBS (+1-212-975-4321 or +1-877-227- 0787; investorrelations@CBS.com) or Viacom (+1-212-846-6700 or +1-800-516-4399; investor.relations@Viacom.com). NO OFFER OR SOLICITATION This news release is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. CONTACTS PRESS INVESTORS Justin Dini James Bombassei Senior Vice President, Corporate Communications Senior Vice President, Investor Relations and Treasurer (212) 846-2724 (212) 258-6377 justin.dini@viacom.com james.bombassei@viacom.com Justin Blaber Jaime Morris Senior Director, Corporate Communications Vice President, Investor Relations (212) 846-3139 (212) 846-5237 justin.blaber@viacom.com jaime.morris@viacom.com Pranita Sookai Director, Corporate Communications (212) 846-7553 pranita.sookai@viacom.com

VIACOM INC. CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited) Quarter Ended Year Ended September 30, September 30, (in millions, except per share amounts) 2019 2018 2019 2018 Revenues $ 3,433 $ 3,485 $ 12,838 $ 12,943 Expenses: Operating 1,914 1,954 6,838 6,879 Selling, general and administrative 891 806 3,146 3,054 Depreciation and amortization 56 54 215 213 Restructuring and other corporate matters 42 25 177 225 Total expenses 2,903 2,839 10,376 10,371 Operating income 530 646 2,462 2,572 Interest expense, net (125) (132) (489) (560) Equity in net earnings of investee companies 9 4 10 9 Other items, net (2) (8) 24 (24) Earnings from continuing operations before provision for income taxes 412 510 2,007 1,997 Provision for income taxes (93) (111) (445) (269) Net earnings from continuing operations 319 399 1,562 1,728 Discontinued operations, net of tax 4 8 26 31 Net earnings (Viacom and noncontrolling interests) 323 407 1,588 1,759 Net earnings attributable to noncontrolling interests (16) (13) (40) (40) Net earnings attributable to Viacom $ 307 $ 394 $ 1,548 $ 1,719 Amounts attributable to Viacom: Net earnings from continuing operations $ 303 $ 386 $ 1,522 $ 1,688 Discontinued operations, net of tax 4 8 26 31 Net earnings attributable to Viacom $ 307 $ 394 $ 1,548 $ 1,719 Basic earnings per share attributable to Viacom: Continuing operations $ 0.75 $ 0.96 $ 3.77 $ 4.19 Discontinued operations 0.01 0.02 0.07 0.08 Net earnings $ 0.76 $ 0.98 $ 3.84 $ 4.27 Diluted earnings per share attributable to Viacom: Continuing operations $ 0.75 $ 0.96 $ 3.77 $ 4.19 Discontinued operations 0.01 0.02 0.06 0.08 Net earnings $ 0.76 $ 0.98 $ 3.83 $ 4.27 Weighted average number of common shares outstanding: Basic 403.7 403.1 403.4 402.7 Diluted 403.9 403.3 403.8 403.0

VIACOM INC. CONSOLIDATED BALANCE SHEETS (Unaudited) (in millions, except par value) September 30, September 30, 2019 2018 ASSETS Current assets: Cash and cash equivalents $ 760 $ 1,557 Receivables, net 3,299 3,141 Inventory, net 775 896 Prepaid and other assets 460 482 Total current assets 5,294 6,076 Property and equipment, net 922 919 Inventory, net 4,023 3,848 Goodwill 11,857 11,609 Intangibles, net 354 313 Other assets 1,221 1,018 Total assets $ 23,671 $ 23,783 LIABILITIES AND EQUITY Current liabilities: Accounts payable $ 482 $ 433 Accrued expenses 927 848 Participants’ share and residuals 740 719 Program obligations 667 662 Deferred revenue 438 398 Current portion of debt 98 567 Other liabilities 472 427 Total current liabilities 3,824 4,054 Noncurrent portion of debt 8,640 9,515 Participants’ share and residuals 492 523 Program obligations 297 498 Deferred tax liabilities, net 265 296 Other liabilities 1,392 1,186 Redeemable noncontrolling interest 241 246 Commitments and contingencies Viacom stockholders’ equity: Class A common stock, par value $0.001, 375.0 authorized; 49.4 and 49.4 — — outstanding, respectively Class B common stock, par value $0.001, 5,000.0 authorized; 354.3 and 353.7 — — outstanding, respectively Additional paid-in capital 10,181 10,145 Treasury stock, 392.5 and 393.1 common shares held in treasury, respectively (20,541) (20,562) Retained earnings 19,887 18,561 Accumulated other comprehensive loss (1,073) (737) Total Viacom stockholders’ equity 8,454 7,407 Noncontrolling interests 66 58 Total equity 8,520 7,465 Total liabilities and equity $ 23,671 $ 23,783

VIACOM INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) Year Ended September 30, (in millions) 2019 2018 OPERATING ACTIVITIES Net earnings (Viacom and noncontrolling interests) $ 1,588 $ 1,759 Discontinued operations, net of tax (26) (31) Net earnings from continuing operations 1,562 1,728 Reconciling items: Depreciation and amortization 215 213 Feature film and program amortization 4,539 4,785 Equity-based compensation 64 57 Gain on marketable securities (32) — Gain on asset sales — (16) Deferred income taxes 40 (45) Operating assets and liabilities, net of acquisitions: Receivables (196) (250) Production and programming (4,664) (4,606) Accounts payable and other current liabilities 120 (45) Other, net (72) 1 Net cash provided by operating activities 1,576 1,822 INVESTING ACTIVITIES Acquisitions and investments, net (424) (112) Capital expenditures (194) (178) Proceeds received from asset sales 5 57 Grantor trust proceeds 5 9 Net cash used in investing activities (608) (224) FINANCING ACTIVITIES Debt repayments (1,320) (1,000) Dividends paid (322) (322) Exercise of stock options — 2 Other, net (102) (90) Net cash used in financing activities (1,744) (1,410) Effect of exchange rate changes on cash and cash equivalents (21) (20) Net change in cash and cash equivalents (797) 168 Cash and cash equivalents at beginning of period 1,557 1,389 Cash and cash equivalents at end of period $ 760 $ 1,557

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES

We utilize certain financial measures that are not in accordance with accounting principles generally accepted in the United States of America ("GAAP"), including consolidated adjusted operating income, adjusted earnings from continuing operations before provision for income taxes, adjusted provision for income taxes, adjusted net earnings from continuing operations attributable to Viacom and adjusted diluted earnings per share ("EPS") from continuing operations, to evaluate our actual operating performance and for planning and forecasting of future periods.

We also utilize free cash flow, which is a non-GAAP financial measure, because we believe the use of this measure provides investors with an important perspective on our liquidity, including our ability to service debt and make investments in our business.

In addition, because foreign currency headwinds can be significant and unpredictable and are outside of our control, we provide certain financial information on a constant currency basis, excluding the impact of currency fluctuations, in order to provide a clearer view of our operating performance. This information compares results between periods as if exchange rates had remained constant period-over-period. We calculate this information by converting current-period local currency results using prior-year period average foreign currency exchange rates.

We believe that each of these adjusted measures provides relevant and useful information for investors because they clarify our actual operating performance, make it easier to compare our results with those of other companies, facilitate period-to-period comparisons of our business performance and allow investors to review performance in the same way as our management. Since these are not measures of performance calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, operating income, earnings from continuing operations before provision for income taxes, provision for income taxes, net earnings from continuing operations attributable to Viacom, diluted EPS from continuing operations and net cash provided by operating activities as indicators of operating performance and they may not be comparable to similarly titled measures employed by other companies.

The following tables reconcile our results of operations reported in accordance with GAAP for the quarters and years ended September 30, 2019 and 2018 to adjusted results that exclude the impact of certain items identified as affecting comparability (non-GAAP).

(in millions, except per share amounts)

	Quarter Ended September 30, 2019				
	Operating Income	Earnings from Continuing Operations Before Provision for Income Taxes	Provision for Income Taxes [1]	Net Earnings from Continuing Operations Attributable to Viacom	Diluted EPS from Continuing Operations
Reported results (GAAP)	$ 530	$ 412	$ 93	$ 303	$ 0.75
Factors Affecting Comparability:					
Restructuring and other corporate matters [2]	42	42	1	41	0.10
Gain on marketable securities [3]	—	(11)	(3)	(8)	(0.02)
Discrete tax benefit [4]	—	—	15	(15)	(0.04)
Adjusted results (Non-GAAP)	$ 572	$ 443	$ 106	$ 321	$ 0.79

(in millions, except per share amounts)

	Year Ended September 30, 2019				
	Operating Income	Earnings from Continuing Operations Before Provision for Income Taxes	Provision for Income Taxes [1]	Net Earnings from Continuing Operations Attributable to Viacom	Diluted EPS from Continuing Operations
Reported results (GAAP)	$ 2,462	$ 2,007	$ 445	$ 1,522	$ 3.77
Factors Affecting Comparability:					
Restructuring and other corporate matters [2]	177	177	32	145	0.36
Programming charges [5]	77	77	18	59	0.14
Gain on extinguishment of debt [6]	—	(18)	(4)	(14)	(0.03)
Gain on marketable securities [3]	—	(32)	(8)	(24)	(0.06)
Discrete tax benefit [4]	—	—	47	(47)	(0.12)
Adjusted results (Non-GAAP)	$ 2,716	$ 2,211	$ 530	$ 1,641	$ 4.06

(in millions, except per share amounts)

	Quarter Ended September 30, 2018				
	Operating Income	Earnings from Continuing Operations Before Provision for Income Taxes	Provision for Income Taxes [(1)]	Net Earnings from Continuing Operations Attributable to Viacom	Diluted EPS from Continuing Operations
Reported results (GAAP)	$ 646	$ 510	$ 111	$ 386	$ 0.96
Factors Affecting Comparability:					
Restructuring and other corporate matters[(2)]	25	25	7	18	0.05
Discrete tax benefit [(4)]	—	—	4	(4)	(0.02)
Adjusted results (Non-GAAP)	$ 671	$ 535	$ 122	$ 400	$ 0.99

(in millions, except per share amounts)

	Year Ended September 30, 2018				
	Operating Income	Earnings from Continuing Operations Before Provision for Income Taxes	Provision for Income Taxes [(1)]	Net Earnings from Continuing Operations Attributable to Viacom	Diluted EPS from Continuing Operations
Reported results (GAAP)	$ 2,572	$ 1,997	$ 269	$ 1,688	$ 4.19
Factors Affecting Comparability:					
Restructuring and other corporate matters[(2)]	225	225	55	170	0.42
Gain on asset sale [(7)]	—	(16)	—	(16)	(0.04)
Gain on extinguishment of debt [(6)]	—	(25)	(6)	(19)	(0.05)
Investment impairment [(8)]	—	46	10	36	0.09
Discrete tax benefit [(4)]	—	—	200	(200)	(0.49)
Adjusted results (Non-GAAP)	$ 2,797	$ 2,227	$ 528	$ 1,659	$ 4.12

(1) The tax impact has been calculated by applying the tax rates applicable to the adjustments presented.

(2) In the quarter and year ended September 30, 2019, we recognized restructuring charges of $22 million and $114 million, respectively. In addition, we recognized $20 million and $63 million, respectively, in connection with other corporate matters. In the quarter, these consist of merger-related costs. In the year, the costs consist of merger-related costs of $20 million, restructuring-related costs of $3 million and $40 million in connection with the settlement of a commercial dispute.

We recognized restructuring costs of $13 million and $176 million in the quarter and year ended September 30, 2018, respectively. We also recognized $12 million and $49 million, respectively, of restructuring-related costs comprised primarily of third-party professional services associated with our cost transformation initiatives.

(3) Pursuant to our adoption of Accounting Standards Update 2016-01 - Financial Instruments - Overall: Recognition and Measurement of Financial Assets and Financial Liabilities, which requires the changes in fair value measurement of marketable securities to be recognized in the Consolidated Statements of Earnings, we recorded a non-operating gain on marketable securities of $11 million and $32 million in the quarter and year ended September 30, 2019, respectively, included within *Other items, net* in the Consolidated Statements of Earnings.

(4) The net discrete tax benefit in the quarter ended September 30, 2019 is associated with reconciling the recently filed tax returns to prior year estimates and the net discrete tax benefit in the year was principally related to the tax benefit triggered by the bankruptcy of an investee.

The net discrete tax benefit in the quarter ended September 30, 2018 was principally related to the recognition of certain loss carryforwards. In addition to the items in the quarter, the net discrete tax benefit in the year ended September 30, 2018 was principally related to tax reform, as well as a tax accounting method change granted by the Internal Revenue Service.

(5) In the year ended September 30, 2019, we recognized $77 million of programming charges associated with continuing initiatives primarily related to management changes and reorganization at *Media Networks*. The programming charges resulted from decisions by management newly in place, as part of our 2018 restructuring activities, to cease the use of certain programming, and are included within *Operating expenses* in the Consolidated Statement of Earnings.

(6) In the years ended September 30, 2019 and 2018, we redeemed senior notes and debentures prior to their maturity of $1.128 billion and $1.039 billion, respectively. As a result of these transactions, we recognized pre-tax extinguishment gains of $18 million and $25 million, respectively, in the Consolidated Statements of Earnings.

(7) We completed the sale of a 1% equity interest in Viacom18 to our joint venture partner for $20 million, resulting in a gain of $16 million in the year ended September 30, 2018, included within *Other items, net* in the Consolidated Statements of Earnings.

(8) We recognized a $46 million impairment loss in the year ended September 30, 2018, included within *Other items, net* in the Consolidated Statements of Earnings, in connection with the write off of certain cost method investments.

The following table reconciles our net cash provided by operating activities (GAAP) for the Year Ended months ended September 30, 2019 and 2018 to free cash flow (non-GAAP). We define free cash flow as net cash provided by operating activities minus capital expenditures. Reconciliation of net cash provided by operating activities Quarter Ended Better/ Year Ended Better/ to free cash flow September 30, (Worse) September 30, (Worse) (in millions) 2019 2018 $ 2019 2018 $ Net cash provided by operating activities (GAAP) $ 473 $ 825 $ (352) $ 1,576 $ 1,822 $ (246) Capital expenditures (75) (76) 1 (194) (178) (16) Free cash flow (Non-GAAP) $ 398 $ 749 $ (351) $ 1,382 $ 1,644 $ (262)